AFL-CIO Housing Investment Trust
Performance Commentary
 3rd Quarter 2015

Chang Suh
Senior Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
October 20, 2015

The AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark once again for the third quarter of 2015, with gross and net returns exceeding the Barclays Capital Aggregate Bond Index (Barclays Aggregate) by 31 and 21 basis points, respectively.  For the first three quarters of the year, the HIT significantly outperformed by 104 basis points on a gross basis and 71 basis points on a net basis, with gross and net returns of 2.17% and 1.84%, respectively, compared to 1.13% for the benchmark.  The HIT’s gross and net returns also exceeded the benchmark for the 1-, 3-, 5-, and 10-year periods ending September 30. (For more performance details, see page 2.)

During the first three quarters of the year, the HIT’s strong performance relative to the benchmark was due to continuing execution of its effective strategy of constructing a portfolio that generates higher income with less credit risk through its focus on government/agency multifamily mortgage securities. Additionally, the HIT’s investment in construction-related multifamily assets allows the HIT to generate much-needed union construction jobs and produce significant economic benefits in communities across the country. The HIT committed $143 million to seven such transactions with a total development investment of $278 million in 2015 through September, helping to generate an estimated 910 union construction jobs. Since it launched the Construction Jobs Initiative in 2009, the HIT has committed over $1.8 billion of union and public employee capital to fund construction-related multifamily and healthcare developments. Together with its subsidiary Building America, the HIT has financed 77 projects in 35 cities with a total development investment of $4.3 billion through this initiative. To date, these investments have generated some 21,610 union construction jobs, and the HIT is working towards its target of creating 25,000 union construction jobs. Investments under the Construction Jobs Initiative have generated an estimated 45,950 jobs across all sectors of the economy in the local communities.

Third Quarter 2015 Performance

Multifamily spreads widened during the third quarter but not nearly as much as corporate bond spreads.  The HIT’s strategy of not investing in corporate bonds and overweighting in multifamily mortgage investments continues to result in superior performance.  Corporate bonds posted negative excess returns of -146 basis points.  Ginnie Mae construction/permanent securities, Ginnie Mae permanent securities, and Fannie Mae

DUS 10/9.5 securities widened by 16, 19, and 10 basis points, respectively, during the quarter (see page 4). While excess returns for AAA, AA, A and BBB rated bonds were all negative, the lower credit rated bonds performed significantly worse, while the highest credit bonds that the HIT holds performed the best  (see table below and credit profile on page 5).

Barclays Aggregate Credit Sector Performance
As of September 30, 2015
Credit Quality	Excess Returns for Q3 2015 (basis points)
AAA	-9
AA	-57
A	-69
BAA	-317
Source: Barclays Live

HIT returns for the third quarter exceeded the benchmark by 31 basis points on a gross basis and 21 basis points on a net basis, with gross and net returns of 1.54% and 1.44%, respectively, versus 1.23% for the benchmark.

For the year-to-date, 1-, 3-, 5-, and 10-year periods ending September 30, the HIT outperformed the Barclays Aggregate on a gross basis by 104, 110, 57, 53, and 50 basis points, respectively, and on a net basis by 71, 66, 13, 9, and 5 basis points.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized.  Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Third Quarter 2015 Market Environment: Volatility and Wider Spreads

During the third quarter, China-led global growth fears, uncertainty surrounding the Federal Open Market Committee (FOMC) rate hike and the decision not to tighten in September as well as tumbling commodity prices contributed to the worst quarter for domestic equity markets in the last four years and falling prices globally. Geopolitical crises in Europe and the Middle East also contributed to volatility in U.S. markets. Low realized and expected inflation in the developed world helped decrease intermediate and longer-term rates.  The yield curve flattened between 2-year and longer rates from July through September, as the 2-year Treasury rose by 2 basis points, while 5-, 10-, and 30-year rates fell by 24, 27, and 23 basis points, respectively.

Source: Barclays Live

As investors preferred Treasuries to riskier assets during third quarter of 2015, fixed-income product spreads generally widened relative to Treasuries. For example, corporate bonds and single family MBS posted negative excess returns of -146 and -22 basis points, respectively.  The HIT chooses to not invest in corporate bonds, which comprised 24% of the index as of September 30 and the HIT was underweighted in single family MBS, with 26.2% of its portfolio versus 28.4% in the index as of the end of September.  At the same time, the HIT’s government/agency multifamily mortgage securities, which comprised approximately 58% of the HIT’s portfolio as of September 30, showed somewhat less spread widening versus lower credit quality sectors.  Spreads for Ginnie Mae construction/permanent securities, Ginnie Mae permanent securities, and Fannie Mae benchmark multifamily DUS 10/9.5 securities increased to relatively attractive levels of 125, 88, and 78 basis points, respectively over Treasuries.

Source: HIT and Securities Dealers

Looking Forward

The U.S. markets and economy appear to be stronger and more stable than the broader global economy.  However, there are significant concerns about the markets in China and Europe.  China’s economy has slowed partly due to weak demand for its exports.  The slowing Chinese economy has also impacted Europe’s export sector and increased deflation risk even as the European Central Bank executes a quantitative easing strategy.  Additionally, geopolitical events in the Middle East and elsewhere will likely continue to cause higher market volatility. And lower energy prices and a stronger dollar may bring inflation down further, thus making it harder for the FOMC to meet its 2% inflation objective. Despite these concerns, the FOMC seems close to lifting off from a 0% federal funds rate, but it is having a hard time actually beginning to tighten.  Moreover, if and when that time comes, tightening may also cause market disruptions and slow U.S. and foreign growth.  Even if the FOMC raises short-term rates this year, the HIT does not expect long-term U.S. interest rates to rise significantly due to low inflation and the negative impact on global growth.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
September 30, 2015
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	95.1%	71.7%	Effective Duration	5.12	5.43
A & Below	1.0%	23.9%	Convexity	0.09	0.03
Superior Yield			Similar Call Risk
Current Yield: 28 basis point advantage	3.34%	3.06%	Call Protected	73%	72%
Yield to Worst: 23 basis point advantage	2.43%	2.20%	Not Call Protected	27%	28%

The HIT’s strategy of focusing on high credit quality multifamily securities typically produces higher credit quality and a yield advantage relative to the Barclays Aggregate, along with similar interest rate risk and call protection. Over the long term, the HIT should outperform the benchmark by sticking to its strategy.

Strong demand for rental and affordable housing is expected to continue for many years, leading to the need for multifamily housing construction and renovation in many markets. This should help build the HIT’s pipeline of multifamily investments to execute its strategy.

With rates low and as the markets prepare for the first rate hike by the Federal Reserve in the relatively near future, the HIT expects to maintain an effectively neutral, but slightly short defensive duration position versus the benchmark. As it enters the last quarter of 2015 and looks forward into 2016, the HIT intends to continue managing its portfolio to have higher income and higher credit quality than the benchmark and to source multifamily assets that offer relative value, strong income, and union construction job creation.  With its focus on government/agency quality multifamily MBS, the HIT should continue to meet the needs of long-term investors seeking income, high credit quality, and diversification.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2015, unless otherwise noted. The yield calculations herein are not current yield or other performance data as defined by the SEC in rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com